Exhibit 99.1
EXECUTION VERSION
Dated as of April 30, 2009
TLC Vision (USA) Corporation
16305 Swingley Ridge Road, Suite 300
Chesterfield, MO 63017
Attention: Brian Andrew

Re:	Amendment to Limited Waiver and Amendment No. 2 to Credit Agreement
Ladies and Gentlemen:
     We refer to the Limited Waiver and Amendment No. 2 to Credit Agreement, dated as of March 31, 2009, among TLC Vision (USA) Corporation (the “Borrower”), TLC Vision Corporation (“Parent”), as Guarantor, CIT Healthcare LLC, as Issuing Bank, Collateral Agent and Administrative Agent, and the Required Lenders party thereto (“the Limited Waiver”). Capitalized terms used but not defined in this Amendment to Limited Waiver and Amendment No. 2 to Credit Agreement (this “Amendment to Limited Waiver”) have the same meanings herein as in the Limited Waiver.
     The Loan Parties have requested that the Required Lenders grant an extension with respect to delivery of certain documents required pursuant to Section 6 of the Limited Waiver.
     Accordingly, the Loan Parties hereby agree with the undersigned Required Lenders as follows:
     SECTION 1. Amendment of Limited Waiver. The Limited Waiver is hereby amended as set forth below.
     (a) Section 6(a) of the Limited Waiver is amended by:
(i)	amending and restating Section 6(a)(ii) in its entirety as follows:
“(ii)	April 30, 2009:
     (A) a detailed analysis of the contribution margin of each facility in which any Loan Party or any entity in which any Loan Party holds any Equity Interests has any right, title, or interest for the 12 months prior to the Amendment No. 2 Effective Date and projected for the balance of the Fiscal Year ending December 31, 2009; and
     (B) all Control Account Agreements except the Control Account Agreement with respect to account number 5800184771 at Bank of America, N.A. (as successor in interest to LaSalle Bank) which the Loan Parties shall deliver to the Agents and the Lender Parties by no later than May 18, 2009; provided that the Loan Parties shall use their best efforts to deliver to the Agents and the Lender Parties such Control Account Agreement as soon as possible; and”
(ii)	inserting the following Section 6(a) (iii) at the end thereof:
“(iii)	May 18, 2009
     (A) Consolidated monthly cash flow forecasts of Parent and its Subsidiaries for the period October 1, 2009 to March 31, 2010;
     (B) a detailed analysis of (a) selling, general and administrative expenses of Parent and its Subsidiaries, and (b) marketing expenses by line of business of Parent and its Subsidiaries, in the case of each (a) and (b) for the 12 months prior to the Amendment No. 2 Effective Date and projected for the balance of the Fiscal Year ending December 31, 2009; and
     (C) a detailed operational and financial restructuring plan for the Borrower and its Subsidiaries, in form and substance satisfactory to the Required Lenders.”
     SECTION 2. Acknowledgments and Agreements of the Loan Parties. Each of the Loan Parties hereby irrevocably and unconditionally agrees, acknowledges and affirms to the Agents, the Issuing Bank and the Lenders that except for the amendments to the Limited Waiver set forth in Section 1 hereof, this Amendment to Limited Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agents, the Issuing Bank or the Lenders under any of the Loan Documents, nor alter, modify, amend or in any way affect any of the rights, remedies, obligations or any covenants of the ‘Loan Parties contained in any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.
     SECTION 3. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Agents, the Issuing Bank and the Lenders that:
     (a) Due Execution and Authorization; Legal, Valid and Binding Obligation. This Amendment to Limited Waiver has been duly executed and delivered by each Loan Party. The execution and delivery by each Loan Party of this Amendment to Limited Waiver is within such Loan Party’s powers and has been duly authorized by all necessary action on its part. This Amendment to Limited Waiver constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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     (b) No Conflicts. The execution, delivery and performance by each Loan Party of this Amendment to Limited Waiver, are within such Loan Party’s corporate, limited liability company, limited liability partnership or limited partnership (as applicable) powers, have been duly authorized by all necessary corporate, limited liability company, limited liability partnership or limited partnership (as applicable) action, and do not (i) contravene such Loan Party’s charter, bylaws, limited liability company agreement, partnership agreement or other constituent documents, (ii) violate any law, rule regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.
     (c) Representations. After giving effect to this Amendment to Limited Waiver each of the representations and warranties made by any Loan Party contained in the Loan Documents is true and correct in all material respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.
     (d) Ratification of Obligations.
     (i) There are no understandings or agreements relating to the Obligations other than the Loan Documents.
     (ii) Neither the Lenders, any Agent, nor the Issuing Bank are in default under any of the Loan Documents or otherwise have breached any obligations to the Loan Parties.
     (iii) There are no offsets, counterclaims or defenses to the Obligations or to the rights, remedies or powers of the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender in respect of any of the Obligations or any of the Loan Documents, and the Loan Parties agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by the Administrative Agent, the Collateral Agent, the Issuing Bank or any of the Lenders with respect thereto.
     (e) No Defaults. No Default or Event of Default exists on the date hereof, other than the Specified Defaults.
     SECTION 4. Conditions to Effectiveness. This Amendment to Limited Waiver shall become effective if, and only if, on or before April 30, 2009, each of the following conditions precedent shall have been satisfied:
     (a) Execution and Delivery of Documents. The Administrative Agent and counsel to the Required Lenders shall have received (i) duly executed counterparts of this Amendment to Limited Waiver which, when taken together, bear the authorized signatures of each of the Borrower, the Parent and the Required Lenders, required for this

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Amendment to Limited Waiver to become effective and (ii) duly executed counterparts of the Consent, in the form of Annex A hereto, which when taken together, bear the authorized signatures of each of the Loan Parties.
     (b) Fees, Costs and Expenses. The Borrower shall have paid all invoiced unpaid fees and out-of-pocket expenses and disbursements of (i) Bingham McCutchen LLP, counsel to certain of the Lenders, pursuant to the fee agreement dated as of February 10, 2009, (ii) Gordian Group LLC, the financial advisor engaged by Bingham McCutchen LLP for the benefit of the lenders represented by it, pursuant to the engagement letter, dated as of February 20, 2009, and (iii) the Agents pursuant to the Credit Agreement.
     (c) Closing Certificate. The Administrative Agent and counsel to the Required Lenders shall have received a certificate, dated as of the date hereof, signed by the Chief Financial Officer of the Borrower, to the effect that (i) each of the representations and warranties of the Loan Parties contained in Section 3 hereof are true and correct as of the date hereof, and (ii) all conditions to the effectiveness of this Amendment to Limited Waiver set forth in this Section 4 have been satisfied in all respects.
     SECTION 5. Release. In consideration of the foregoing, each of the Loan Parties and its successors and assigns (collectively, the “Releasors”), as applicable, release and forever discharge the Agents, the Issuing Bank, and each Lender that executes this Amendment to Limited Waiver and their respective affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, together with the Agents, the Issuing Bank and each Lender, the “Bank Affiliates”), of and from any and all manner of action and actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, relating to or arising out of any Loan Document, against any of the Bank Affiliates which any Releasor ever had or now has on the date hereof, upon or by reason of any manner, cause, causes or thing whatsoever, whether presently existing, suspected, known, unknown, contemplated or anticipated.
     SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 7. Miscellaneous. This Amendment to Limited Waiver constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or agreements which may have existed with respect thereto. Except as expressly provided herein, this Amendment to Limited Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agents or the Lender Parties under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. To the extent there is any inconsistency between the terms and provisions of any Loan Document and the terms and provisions of this

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Amendment to Limited Waiver, the terms and provisions of this Amendment to Limited Waiver shall govern. The headings used in this Amendment to Limited Waiver are for convenience of reference only and shall not in any way be deemed to limit, define or describe the scope and intent of this Amendment to Limited Waiver or any provision hereof. This Amendment to Limited Waiver shall be binding upon and inure to the benefit of each of the Lenders, the Agents and the Issuing Bank and each of the Loan Parties, and to each of their respective successors and assigns. This Amendment to Limited Waiver may not be modified or amended except by a written instrument executed by the party to be charged. Execution and delivery of this Amendment to Limited Waiver by facsimile transmission or other electronic means shall constitute execution and delivery of this Amendment to Limited Waiver for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof. This Amendment to Limited Waiver may be executed in any number of counterparts by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and same agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Limited Waiver to be duly executed by their duly authorized officers, all as of the date first above written.

Very truly yours,

TLC VISION (USA) CORPORATION, as Borrower

By:	/s/ Brian Andrew

Name: BRIAN ANDREW
Title: General Counsel & Secretary

TLC VISION CORPORATION, as Parent and Guarantor

By:	/s/ Brian Andrew

Name: BRIAN ANDREW
Title: General Counsel & Secretary
[Signature Page to Amendment to Limited Waiver]

Annex A
CONSENT
Dated as of April 30, 2009
     We, the undersigned, as (a) Guarantors under the Guaranty and (b) Grantors under the Security Agreements and the Intellectual Property Security Agreement (each as defined in the Amended and Restated Credit Agreement, dated as of June 21, 2007 (as amended, “the Credit Agreement”)), hereby consent to the foregoing Amendment to Limited Waiver dated as of the date hereof, and hereby confirm and agree that notwithstanding the effectiveness of such Amendment to Limited Waiver, each of the Guaranty, the Security Agreements and the Intellectual Property Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. Capitalized terms used but not defined in this Consent have the same meanings herein as in the Credit Agreement.

GUARANTORS

TLC VISION CORPORATION

By:	/s/ Brian Andrew

Name: BRIAN ANDREW
Title: General Counsel & Secretary
[Signature Page to Amendment to Limited Waiver]

AMERICAN EYE INSTRUMENTS, INC.
DELAWARE VALLEY VISION ASSOCIATE GROUP PRACTICE, LLC
LASER EYE SURGERY, INC.
LASER VISION CENTERS, INC.
LVCI CALIFORNIA, LLC
By: Laser Vision Centers, Inc., its Member
SIGHTPATH MEDICAL INC.
OR PARTNERS, INC.
O.R. PROVIDERS, INC.
PHILADELPHIA VISION ASSOCIATES GROUP PRACTICE, LLC
By: DELVAL ASC, LLC, ITS SOLE MEMBER
SOUTHEAST MEDICAL, INC.
SOUTHERN OPHTHALMICS, INC.
TLC CAPITAL CORPORATION
TLC FLORIDA EYE LASER CENTER, LLC
By: TLC THE LASER CENTER (INSTITUTE) INC., ITS
MEMBER
TLC LASER EYE CENTERS (ATAC), LLC
TLC LASER EYE CENTERS (REFRACTIVE I) INC.
TLC MANAGEMENT SERVICES, INC.
TLC MIDWEST EYE LASER CENTER, INC.
TLC THE LASER CENTER (ANNAPOLIS) INC.
TLC THE LASER CENTER (BALTIMORE MANAGEMENT) LLC
TLC THE LASER CENTER (BALTIMORE) INC.
TLC THE LASER CENTER (BOCA RATON) LIMITED
PARTNERSHIP
By: (NORTHEAST) INC., ITS GENERAL PARTNER
TLC THE LASER CENTER (CAROLINA) INC.
TLC THE LASER CENTER (CONNECTICUT) L.L.C.
By: TLC THE LASER CENTER (NORTHEAST) INC., ITS
SOLE MEMBER
TLC THE LASER CENTER (INSTITUTE) INC.
TLC THE LASER CENTER (NORTHEAST) INC.
TLC VC,LLC
TLC VISION SOURCE, INC.
TLC WHITTEN LASER EYE ASSOCIATES, LLC
By: TLC THE LASER CENTER (NORTHEAST) INC., ITS
MEMBER
TRUVISION, INC.
TRUVISION CONTACTS, INC.
TRUVISION PROVIDER ONLINE SERVICES, INC.
VALLEY LASER EYE CENTER, LLC
By: LASER VISION CENTERS, INC., ITS SOLE MEMBER

By:	/s/ Brian Andrew
	Name:	BRIAN ANDREW
	Title:	General Counsel & Secretary

[Signature Page to Amendment to Limited Waiver]

TLC THE LASER CENTER (MONCTON) INC. TLC THE LONDON LASER CENTER INC. RHEO CLINIC INC. VISION CORPORATION
By:	/s/ Brian Andrew
	Name:	BRIAN ANDREW
	Title:	General Counsel & Secretary

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:
CIT HEALTHCARE LLC,
as Administrative Agent, Collateral Agent and Issuing Bank

By:	/s/ Martin Healey
Name: Martin Healey
Title: Vice President
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:
Brentwood CLO Ltd.

By:	/s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:
Loan Funding IV LLC

By:	/s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:
Emerald Orchard Limited

By:	/s/ Irfan Ahmed
Name: IRFAN AHMED
Title: Authorized Signatory
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Greenbriar CLO, Ltd.

By:	/s/ Michael Pusateri

	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

HCSMF Scotia Swap

By:	/s/ Scott Kerr

	Name:	SCOTT KERR
	Title:	AUTHORIZED SIGNATORY
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Loan Star State Trust

By:	/s/ Michael Pusateri

	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Longhorn Credit Funding, LLC

By:	/s/ Michael Pusateri

	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Red River CLO Ltd.

By:	/s/ Michael Pusateri

	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Rockwall CDO II Ltd.

By:	/s/ Michael Pusateri

	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Southfork CLO, Ltd.

By:	/s/ Michael Pusateri

	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Loan Funding VII LLC

By:	/s/ Michael Pusateri

	Name:	Michael Pusateri
	Title:	Chief Operating Officer
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

GALE FORCE 3 CLO, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

GALE FORCE 1 CLO, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

FM LEVERAGED CAPITAL FUND II
By: GSO / Blackstone Debt Funds Management LLC as
Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

CIFC Funding 2007-IV, Ltd.

By:	/s/ Stephen J. Vaccaro Name: Stephen J. Vaccaro
Title: Co-Chief Investment Officer
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager for Merrill Lynch CLO 2007-1, LTD., or an affiliate

By:	/s/ John P. Thacker Name: JOHN P. THACKER
Title: CHIEF CREDIT OFFICER
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Pangaea CLO 2007-1 LTD.
By Pangaea Asset Management, LLC, its Collateral Manager

By:	/s/ Mark S. Maglaya Name: Mark S. Maglaya
Title: Assistant Secretary
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Sargas CLO I LTD.
By Sargas Asset Management, LLC, its Portfolio Manager

By:	/s/ Mark S. Maglaya Name: Mark S. Maglaya
Title: Assistant Secretary
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:
Garrison Funding 2008-1 Ltd.

By:	/s/ Joseph Tansey

	Name:	Joseph Tansey
	Title:	President
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:
ACA CLO 2007-1, LTD
by its investment advisor Apidos Capital Management, LLC

By:	/s/ Vincent Ingato

	Name:	Vincent Ingato
	Title:	Managing Director

Agreed to and Accepted By:
Citibank, N.A.

By:	/s/ Allen Fisher

	Name:	Allen Fisher
	Title:	Vice President

Agreed to and Accepted By:
Royal Bank of Canada

By:	/s/ Leslie P. Vowell

	Name:	Leslie P. Vowell
	Title:	Attorney-in-Fact
[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:
CIT HEALTHCARE LLC, as Lender

By:	/s/ Martin Healey

	Name:	Martin Healey
	Title:	Vice President

Agreed to and Accepted By:
National City Bank now a part of PNC

By:	/s/ Robert D. Eames Jr.

	Name:	Robert D. Eames Jr.
	Title:	EVP. CCO.
[Signature Page to Amendment to Limited Waiver]